Note 48	12 Months Ended
Dec. 31, 2022
Impairment or reversal of impairment of investments in joint ventures and associates [Abstract]
Disclosure of Impairment or reversal of impairment of investments in joint ventures and associates [Text Block]	Impairment or reversal of impairment of investments in joint ventures and associatesThe heading “Impairment or reversal of the impairment of investments in joint ventures or associates" included a reversal of impairment of €42 million in the year ended 2022. This heading did not include any impairment or reversal of impairment in the year ended 2021, and included an impairment of €190 million for the year ended December 31, 2020 (see Note 16.3).